Exhibit 10.2

EXECUTION VERSION

FORM OF NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT (this “Agreement”) is deemed made and entered into as of [●], 2025, by and among Veea Inc., a Delaware corporation (the “Company”) and the undersigned investor named on the signature page hereto (“Investor”).

RECITALS

WHEREAS, the Company and Crowdkeep, Inc., a Delaware corporation (“Crowdkeep”) signed a Letter of Intent dated the date hereof (the “LOI”) pursuant to which the Company agreed to acquire substantially all of the assets of Crowdkeep on the terms and subject to the conditions contained therein (the “Acquisition”), including, without limitation, the condition for the execution and delivery of the definitive agreement (the “Asset Purchase Agreement” as the same may be amended, modified or supplemented from time to time);

WHEREAS, as an additional inducement for the Company to consummate the Acquisition, the Investor shall invest a total of one million dollars (US$1,000,000) (the “Total Seller Investment”) in the Company in two tranches, with the first tranche be invested concurrently with the signing of the LOI and the second tranche being invested concurrently with the consummation of the Acquisition;

WHEREAS, the Company wishes to sell to Investor, and Investor wishes to purchase from the Company, an unsecured convertible promissory note in the form attached as Exhibit A hereto (the “Note”) for an aggregate purchase price in the amount set forth underneath Investor’s name on the signature page hereto (the “Loan Amount”);WHEREAS, the Company and Investor shall concurrently with the consummation of the Acquisition enter into a lock-up agreement with respect to the Note and the shares of the Company’s common stock par value $0.00001 per share (the “Common Stock”) issuable upon conversion of the Note, substantially in the form attached as Exhibit B hereto (the “Investor Lock-Up Agreement”), which Investor Lock-Up Agreement will become effective as of the Closing (as hereinafter defined);

WHEREAS, Investor is an “accredited investor” as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the offer and sale of the Note (and the shares of Common Stock issuable upon conversion of the Note) by the Company is part of a private placement offering (the “Offering”) being made by the Company in reliance upon an exemption from registration available under Section 4(a)(2) of the Securities Act for an aggregate purchase price of up to One Million U.S. Dollars ($1,000,000) in unsecured convertible promissory notes in substantially the same form as the Note (such other promissory notes, “Other Notes”) pursuant to note purchase agreements in substantially the same form as this Agreement (such other note purchase agreements, “Other Note Purchase Agreements”, and the investors purchasing the Other Notes under such Other Note Purchase Agreements, together with their successors and permitted assigns, the “Other Investors”).

NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1 PURCHASE AND SALE OF NOTE.

1.1 Purchase and Sale of Note. Investor hereby irrevocably agrees to purchase from the Company and the Company hereby agrees to issue, sell and deliver to Investor, on the Closing Date (as defined below) the Note in the form attached hereto as Exhibit A with a principal amount equal to the Loan Amount in exchange for the payment by Investor to the Company of the Loan Amount in accordance with the terms of, and subject to the conditions and provisions set forth in, this Agreement.

2 CLOSING; TERMINATION.

2.1 Closing.

(a) The closing of the sale of Note contemplated hereby (the “Closing”, and the date on which the Closing actually occurs, the “Closing Date) is contingent upon [the concurrent signing of the LOI] [the concurrent consummation of the Acquisition].

(b) The Company shall provide written notice (which may be given via email) to Investor wire instructions for the payment of the Loan Amount to one or more bank accounts designed by the Company (the “Bank Account(s)”). On the Closing Date (unless otherwise agreed to in writing by the Company and Investor), Investor shall pay to the Bank Account(s) the Loan Amount by wire transfer of United States dollars in immediately available funds. The wire transfer shall identify Investor, and unless otherwise agreed by the Company, the funds shall be wired from an account in Investor’s name.

(c) Simultaneously with the execution and delivery of this Agreement, Investor shall deliver to the Company a duly completed and executed U.S. Internal Revenue Service Form W-9 or appropriate Form W-8.

3 CLOSING CONDITIONS.

3.1 Mutual Closing Conditions. The Closing is subject to the satisfaction or valid waiver by each party of the condition that, on the Closing Date no governmental authority of competent jurisdiction with respect to the sale of the Note or the shares of Common Stock issuable upon conversion of the Note (together with any shares paid as dividends or distributions with respect to such shares or into which such shares are exchanged or converted, the “Conversion Shares”, and the Conversion Shares, together with the Note, the “Securities”) shall have enacted, rendered, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby.

3.2 Conditions to the Company’s Obligations. The obligations of the Company to consummate the Closing is additionally subject to each of the following conditions (or written waiver by the Company):

(a) All representations and warranties of Investor contained in this Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) as of such date), and consummation of the Closing, shall constitute a reaffirmation by Investor of each of the representations, warranties and agreements of Investor contained in this Agreement as of the Closing Date;

(b) Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to Closing;

(c) The Loan Amount shall have been received in immediately available funds in the Bank Account(s) in accordance with Section 2.1(b); and

(d) The Investor Lock-Up Agreement shall be in full force and effect in accordance with its terms.

3.3 Conditions to Investor’s Obligation. The obligations of Investor to consummate the Closing is additionally subject to each of the following conditions (or written waiver by Investor):

(a) All representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such date), and consummation of the Closing, shall constitute a reaffirmation by the Company of each of the representations, warranties and agreements of such party contained in this Agreement as of the Closing Date;

(b) The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to Closing; and

(c) Investor shall have received a copy of the Note in substantially the form attached as Exhibit A hereto with a principal amount equal to the Loan Amount, duly executed by the Company.

4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PARTIES.

4.1 Representations and Warranties of the Company. The Company hereby represents and warrants to Investor that:

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Agreement and the Note.

(b)  All corporate action required to be taken by the Company in order to authorize the Company to enter into this Agreement, consummate the transactions contemplated hereby and perform its obligations hereunder have been so taken. This Agreement has been duly authorized, executed and delivered by the Company and is enforceable against the Company in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity (the “Enforceability Exceptions”).

(c) The Note is duly authorized and, when issued and paid for in accordance with this Agreement, will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited or otherwise affected by the Enforceability Exceptions.

(d) Assuming the accuracy of Investor’s representations and warranties in Section 4.3, the execution, delivery and performance of this Agreement and the consummation by the Company of the transactions that are the subject of this Agreement in compliance herewith will be done in accordance with the rules of the Nasdaq and none of the foregoing will result in (i) a material breach or material violation of any of the terms or provisions of, or constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, license, lease or any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company is subject, which would (A) have a Material Adverse Effect on the Company or (B) materially affect the validity of the Note or the legal authority or ability of the Company to perform in all material respects its obligations under this Agreement; (ii) any material violation of the provisions of the organizational documents of the Company; or (iii) any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that would have a Material Adverse Effect on the Company. For purposes of this Agreement, a “Material Adverse Effect” with respect to any person means a material adverse effect on the business, properties, financial condition, shareholders’ equity or results of operations of such person.

(e)  The Company has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Agreement for which Investor could become liable (it being understood that Investor will effectively bear its pro rata share of any such expense indirectly as a result of its investment in the Company).

(f) Assuming the accuracy of Investor’s representations and warranties set forth in Section 4.3, in connection with the offer, sale and delivery of the Note in the manner contemplated by this Agreement, it is not necessary to register the issuance of the Notes under the Securities Act. The Note was not offered to Investor by any form of general solicitation or general advertising, including methods described in Section 502(c) of Regulation D under the Securities Act and is not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(g) The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, (such reports, together with any materials filed or furnished thereafter by the Company under the Exchange Act, whether or not any such reports were required, the “SEC Reports”). As of their respective dates (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), the SEC Reports filed by the Company complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing) by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing). Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

(h) Except for such matters as have not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company or materially affect the validity of the Note or the legal authority or ability of the Company to perform in all material respects its obligations under this Agreement, as of the date hereof, there is no (i) action, suit, claim or other proceeding by or before any governmental or other regulatory or self-regulatory agency, entity or body with authority or jurisdiction over the Company, pending, or, to the knowledge of the Company, threatened in writing against the Company, or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against the Company.

(i) The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance of this Agreement, including the issuance of the Note (other than (i) filings with the SEC, (ii) filings required by applicable state securities laws, (iii), those required by the Nasdaq, (iv) filings pursuant to applicable antitrust laws, and (v) consents or other approvals, waivers or authorizations required for the consummation of the transactions contemplated by this Agreement that the Company reasonably expects to receive on or prior to the Closing), in each case the failure of which to obtain would not be reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

(j) Except for the representations and warranties contained in this Section 4.1, neither the Company nor any of its Representatives nor any other person on behalf of Company makes any express or implied representation or warranty to Investor, at law or in equity, in respect of the Company, its operations, business, assets, liabilities, capitalization, condition or prospects, the Securities, the Transferred Shares or the transactions contemplated by this Agreement or the Note, hereby disclaims any such representation or warranty. For purposes of this Agreement, “Representatives” with respect to any person shall mean such person’s affiliates and its and its affiliate’s respective directors, officers, employees, consultants, advisors, agents and other representatives.

4.2 Representations and Warranties of Investor. Investor hereby represents and warrants to the Company that:

(a) Investor is either a U.S. investor or non-U.S. investor as set forth under its name on the signature page hereto, and accordingly represents the applicable additional matters under clause (i) or (ii) below:

(i) Applicable to U.S. investors: At the time Investor was offered the Note, it was, and as of the date hereof, Investor is (x) a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) of Regulation D under the Securities Act) as indicated in the questionnaire attached as Exhibit C hereto, and (y) is acquiring the Note (and the Conversion Shares upon issuance) only for its own account and not for the account of others, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, other than as would be consistent with the Securities Act and any other applicable law and applicable exchange rule. Investor is not an entity formed for the specific purpose of acquiring the Securities.

(ii) Applicable to non-U.S. investors: Investor understands that the sale of the Note (and the Conversion Shares upon issuance) hereunder is made pursuant to and in reliance upon Regulation S promulgated under the Securities Act (“Regulation S”). Investor is not a U.S. Person (as defined in Regulation S), it is acquiring the Note (and the Conversion Shares upon issuance) in an offshore transaction in reliance on Regulation S, and it has received all the information that it considers necessary and appropriate to decide whether to acquire the Securities hereunder outside of the United States. Investor is not relying on any statements or representations made in connection with the transactions contemplated hereby other than the representations contained in this Agreement. Investor understands and agrees that Securities sold pursuant to Regulation S may be subject to restrictions thereunder, including compliance with the distribution compliance period provisions therein.

(b) Investor understands that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Note delivered at the Closing will not have been registered under the Securities Act. Investor understands that the Securities may not be resold, transferred, pledged or otherwise disposed of by Investor absent an effective registration statement under the Securities Act (as provided for herein) except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates (if any) or any book-entry shares representing the Securities shall contain a legend or restrictive notation to such effect. Investor acknowledges that the Securities will not immediately be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Investor understands and agrees that the Securities, until registered under an effective registration statement, will be subject to transfer restrictions and, as a result of these transfer restrictions, Investor may not be able to readily resell the Securities and may be required to bear the financial risk of an investment in the Securities for an indefinite period of time. Investor also understands that the Securities will be subject to transfer restrictions pursuant to the Investor Lock-Up Agreement. Investor understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Securities.

(c)  Investor understands and agrees that Investor is purchasing the Note directly from the Company, and, upon their issuance, the Conversion Shares directly from the Company. Investor further acknowledges that, other than those representations, warranties, covenants and agreements of the Company included in this Agreement, there have been no representations, warranties, covenants and agreements made to Investor by the Company or any of its respective Representatives, expressly or by implication. Except for the representations, warranties and agreements of the Company expressly set forth in this Agreement, Investor is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the Securities and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including all business, legal, regulatory, accounting, credit and tax matters.

(d) Investor acknowledges and agrees that Investor has received such information as Investor deems necessary in order to make an investment decision with respect to the Securities. Investor represents and agrees that Investor and Investor’s professional advisor(s), if any, have had the full opportunity to ask the Company’s management questions, receive such answers and obtain such information as Investor and such Investor’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Securities. Investor has conducted its own investigation of the Company and the Securities and Investor has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Securities. Investor acknowledges that Investor shall be responsible for any of Investor’s tax liabilities that may arise as a result of the transactions contemplated by this Agreement, and that none of the Company or its affiliates or advisors have provided any tax advice or any other representations or guarantee regarding the tax consequence of the transactions contemplated by this Agreement. Investor acknowledges that it has reviewed the documents made available to Investor by the Company.

(e)  Investor became aware of the Offering solely by means of direct contact between Investor or the Company, or a Representative of the Company, and the Securities were offered to Investor solely by direct contact between Investor or the Company, or a Representative of the Company. Investor has a substantive pre-existing relationship with the Company or one or more of its respective affiliates. Neither Investor, nor any of its directors, officers, employees, agents, shareholders or partners, has either directly or indirectly, including through a broker or finder, (i) to its knowledge, engaged in any general solicitation, or (ii) published any advertisement in connection with the Offering.

(f)  Investor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Securities, including those set forth in the Disclosure Documents and the SEC Reports. Investor is able to fend for itself in the transactions contemplated herein and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and Investor has sought such accounting, legal and tax advice as Investor has considered necessary to make an informed investment decision. Investor (i) is a sophisticated investor, experienced in investing in private placement transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (ii) has exercised independent judgment in evaluating its participation in the purchase of the Securities. Investor has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Securities and participation in the Offering (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to Investor, (iii) have been duly authorized and approved by all necessary action, (iv) do not and will not violate or constitute a default under Investor’s organizational or constituent documents or under any law, rule, regulation, agreement or other obligation by which Investor is bound and (v) are a fit, proper and suitable investment for Investor, notwithstanding the substantial risks inherent in investing in or holding the Securities. Investor acknowledges specifically that a possibility of total loss of the Loan Amount exists.

(g)  In making its decision to purchase the Securities, Investor has relied solely upon independent investigation made by Investor and the representations and warranties of the Company expressly set forth in Section 4 of this Agreement. Investor acknowledges and agrees that Investor has (i) received, reviewed and understood the offering materials made available to Investor in connection with the Offering, (ii) had access to, and an adequate opportunity to review, financial and other information as Investor deems necessary in order to make an investment decision with respect to the Securities, and (iii) had the opportunity to ask questions of and receive answers from the Company directly.

(h) Investor understands and agrees that no federal or state agency has passed upon or endorsed the merits of the Offering or made any findings or determination as to the fairness of this investment or the accuracy or adequacy of the Disclosure Documents.

(i) Investor has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation. Investor has the power and authority to enter into, deliver and perform Investor’s obligations under this Agreement. The execution, delivery and performance by Investor of this Agreement are within the powers of Investor, have been duly authorized and will not constitute or result in a breach or default under or conflict with any law, statute, rule or regulation applicable to Investor, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which Investor is a party or by which Investor is bound, and will not violate any provisions of Investor’s organizational documents. The signature on this Agreement is genuine and the signatory has been duly authorized to execute the same, and this Agreement constitutes a legal, valid and binding obligation of Investor, enforceable against Investor in accordance with its terms, subject to the Enforceability Exceptions.

(j)  Investor is not (i) a person named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, or a person prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank or (iv) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States. Investor agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Investor is permitted to do so under applicable law. If Investor is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), Investor maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, Investor maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Investor and used to purchase the Securities were legally derived.

(k) Neither Investor, nor any of its equity holders, managers, general or limited partners, directors, affiliates or executive officers (collectively with Investor, the “Covered Persons”), are subject to any of the “Bad Actor” disqualifications described in Rule 506(d) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). Investor has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The acquisition of Securities by Investor will not subject the Company to any Disqualification Event.

(l) Investor acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Company.

(m) Investor has, and on each date any portion of the Loan Amount would be required to be funded to the Company pursuant to this Agreement will have, sufficient immediately available funds to pay the Loan Amount.

(n) Investor is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) acting for the purpose of acquiring, holding, voting or disposing of equity securities of the Company (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

(o) Investor understands that the foregoing representations and warranties shall be deemed material to and have been relied upon by the Company.

5 REGISTRATION RIGHTS.

5.1 Registration Rights.

(a) The Company agrees that, as soon as practicable following the Closing, the Company will file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of the Conversion Shares (the “Registration Statement”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective within one hundred and twenty (120) days after the Closing. The Company agrees to use its commercially reasonable efforts to cause such Registration Statement or another registration statement (which may be a “shelf” registration statement) to remain effective with respect to the Conversion Shares until the earlier of (i) three (3) years from the Closing, (ii) the date on which there are no remaining obligations to issue Conversion Shares under the Note and there are no outstanding Conversion Shares held by Investor and covered by such Registration Statement, or (iii) on the first date on which Investor can sell all of its Conversion Shares under Rule 144 promulgated under the Securities Act (“Rule 144”) without limitation as to the manner of sale or the amount of such securities that may be sold. Investor agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of the Conversion Shares to the Company upon request to assist the Company in making the determination described above. the Company’s obligations to include the Conversion Shares in the Registration Statement are contingent upon Investor furnishing in writing to the Company such information regarding Investor, the securities of the Company held by Investor and the intended method of disposition of the Conversion Shares as shall be reasonably requested by the Company to effect the registration of the Conversion Shares, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations. If the SEC prevents the Company from including any or all of the Conversion Shares proposed to be registered for resale under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Company’s securities by the applicable shareholders or otherwise, (i) such Registration Statement shall register for resale such number of the Company securities which is equal to the maximum number of the Company securities as is permitted by the SEC and (ii) the number of the Company securities to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders and as promptly as practicable after being permitted to register additional Conversion Shares under Rule 415 under the Securities Act, the Company shall file a new Registration Statement to register such Conversion Shares not included in the initial Registration Statement and cause such Registration Statement to become effective as promptly as practicable consistent with the terms of this Section 5.1. The Company will provide a draft of the Registration Statement to Investor for review reasonably in advance of filing the Registration Statement. In no event shall Investor be identified as a statutory underwriter in the Registration Statement unless requested by the SEC; provided, that if the SEC requests that Investor be identified as a statutory underwriter in the Registration Statement, Investor will have an opportunity to withdraw from the Registration Statement. For purposes of clarification, any failure by the Company to file the Registration Statement by within the time periods referenced herein shall not otherwise relieve the Company of its obligations to file the Registration Statement or effect the registration of the Conversion Shares set forth in this Section 5.1.

(b) The Company shall, at its sole expense, advise Investor within five (5) Business Days: (i) when a Registration Statement or any amendment thereto has been filed with the SEC and when a Registration Statement or any post-effective amendment thereto has become effective; (ii) after it shall have received notice or obtained knowledge thereof, of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Conversion Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (iv) subject to the provisions in this Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein do not include any untrue statements of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading. Upon the occurrence of any event contemplated in the foregoing clause (iv), except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Conversion Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) The Company may delay filing or suspend the use of any such registration statement if it reasonably determines that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed, or if such filing or use could materially affect a bona fide business or financing transaction of the Company or would require premature disclosure of information that could materially adversely affect the Company (each such circumstance, a “Suspension Event”); provided, that the Company may not delay or suspend the Registration Statement on more than two (2) occasions or for more than ninety (90) consecutive calendar days, or more than one hundred fifty (150) total calendar days, in each case during any twelve (12) month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Investor agrees that it will (i) immediately discontinue offers and sales of the Conversion Shares under the Registration Statement until Investor receives (A) (x) copies of a supplemental or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and (y) notice that any post-effective amendment has become effective or (B) notice from the Company that it may resume such offers and sales, and (ii) maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by applicable law. If so directed by the Company, Investor will deliver to the Company or destroy all copies of the prospectus covering the Conversion Shares in Investor’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Conversion Shares shall not apply to (i) the extent Investor is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (ii) copies stored electronically on archival servers as a result of automatic data back-up.

(d) From and after the Closing, the Company agrees to indemnify and hold Investor, each person, if any, who controls Investor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of Investor within the meaning of Rule 405 under the Securities Act, and each broker, placement agent or sales agent to or through which Investor effects or executes the resale of any Conversion Shares (collectively, the “Investor Indemnified Parties”), harmless against any and all losses, claims, damages and liabilities (including any reasonable out-of-pocket legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, “Losses”) incurred by Investor Indemnified Parties directly that are (i) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any other registration statement which covers the Conversion Shares (including, in each case, the prospectus contained therein) or any amendment thereof (including the prospectus contained therein) or (ii) caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, except, in the cases of both (i) and (ii), to the extent insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the Company by Investor for use therein. Notwithstanding the forgoing, the Company’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned). For the avoidance of doubt, the parties agree that based upon advice of their respective counsel and the representations and warranties of Investor provided herein and other information provided to the Company by Investor, the parties do not believe that Investor is a “control person” as defined under the Exchange Act or similarly under the Securities Act.

(e) From and after the Closing, Investor agrees to, severally and not jointly with any Other Investor in the Offering contemplated hereby or any other selling shareholders using the applicable registration statement, indemnify and hold the Company, and the officers, employees, directors, partners, members, attorneys and agents of the Company, each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Company within the meaning of Rule 405 under the Securities Act (collectively, the “the Company Indemnified Parties”), harmless against any and all Losses incurred by the Company Indemnified Parties directly that are caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any other registration statement which covers the Conversion Shares (including, in each case, the prospectus contained therein) or any amendment thereof (including the prospectus contained therein) or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, to the extent insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the Company by Investor expressly for use therein. In no event shall the liability of Investor under this Section 5.1(e) be greater in amount than the dollar amount of the net proceeds received by Investor upon the sale of the Conversion Shares giving rise to such indemnification obligation. Notwithstanding the forgoing, Investor’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of Investor (which consent shall not be unreasonably withheld, delayed or conditioned).

6 MISCELLANEOUS.

6.1 Fees and Expenses. Except as expressly set forth in this Agreement or the Note to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

6.2 Disclosure. Investor hereby consents to the publication and disclosure in any press release issued by Company or Form 8-K filed by the Company with the SEC in connection with the execution and delivery of this Agreement and the filing of any related documentation with the SEC (and, as and to the extent otherwise required by the federal securities laws or the SEC or any other securities authorities, any other documents or communications provided by the Company to any governmental authority or to security holders of the Company) of Investor’s identity and beneficial ownership of the Note, the Transferred Shares and Conversion Shares and the nature of Investor’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by the Company, a copy of this Agreement or the form hereof. Investor will promptly provide any information reasonably requested by the Company for any regulatory application or filing made or approval sought in connection with the Acquisition or the Closing (including filings with the SEC). Investor shall not issue any press release or make any other similar public statement with respect to this Agreement, the Note or the transactions contemplated hereby or thereby without the prior written consent of the Company (such consent not to be unreasonably withheld, delayed or conditioned).

6.3 Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by email, with affirmative confirmation of receipt, (iii) one (1) Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company to: Veea Inc. 164 E. 83rd Street New York, NY 10028 Attn: Allen Salmasi; Email:

with a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Jonathan Deblinger, Esq
Email: jdeblinger@egsllp.com

If to Investor, to the address set forth underneath Investor’s name on the signature page hereto.

6.4 Amendment; Waiver. Any term of this Agreement or the Note may be amended and the observance of any term of this Agreement or the Note may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Investor. Any waiver or amendment effected in accordance with this Section 6.4 will be binding upon each party to this Agreement and each holder of a Note purchased under this Agreement then outstanding and each future holder of such Note.

6.5 Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; (iv) the term “or” means “and/or”; (v) the term “person” shall refer to any individual, corporation, partnership, trust, limited liability company or other entity or association, including any governmental or regulatory body, whether acting in an individual, fiduciary or any other capacity; and (vi) the term “affiliate” shall mean, with respect to any specified person, any other person or group of persons acting together that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified person (where the term “control” (and any correlative terms) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise). The term “Business Day” means any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business, excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day. References in this Agreement to “dollars”, “Dollars” or “$” are to U.S. dollars. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

6.6 Severability. Whenever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof or the application of any such provision to any person or circumstance shall be held to be prohibited by or invalid, illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions hereof. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part hereof a legal, valid and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible.

6.7 Remedies. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

6.8 Successors and Assigns. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns. No party may assign this Agreement, in whole or in part, without the prior written consent of the other parties hereto, and any purported assignment without such consent will be null and void ab initio. The term “successors and assigns” will not include a purchaser of the Note from Investor merely because of such purchase.

6.9 Entire Agreement. This Agreement (together with the exhibits to this Agreement, including the Note) contain the entire agreement and understanding among the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, understandings and discussions, whether written or oral, relating to such subject matter in any way (provided, that, for the avoidance of doubt, this Agreement shall not affect any confidentiality agreement entered into by the Company and Investor in connection with the Offering).

6.10 Governing Law; Jurisdiction; Jury Trial Waiver. The Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to conflict of laws. Any and all Actions brought under the Agreement shall be brought in the state or federal courts of the United States sitting in the City of New York, New York, Borough of Manhattan and each Party hereby agrees to the jurisdiction of such courts and hereby waives any right to object to the convenience of such venue. EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITHOR ACTIONS OF ANY PARTY IN CONNECTION WITH SUCH AGREEMENTS, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN TORT, CONTRACT OR OTHERWISE. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 6.10 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT.

6.11 No Third Party Beneficiary. This Agreement is for the sole benefit of the parties and their successors and permitted assigns and nothing herein expressed or implied shall give or be construed to give any person, other than the parties and such successors and permitted assigns, any legal or equitable rights hereunder.

6.12 No Recourse Against Others. No director, officer, employee, consultant, advisor, agent or equity holder (in its capacity as such) of the Company any of their respective subsidiaries or affiliates shall have any liability for any obligations of the Company under this Agreement or for any claim based on, in respect of, or by reason of such obligations or their creation. Investor, by executing this Agreement, waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Note contemplated hereunder.

6.13 Further Assurances. From time to time at the request of the Company and without any additional consideration, Investor agrees to furnish to the Company such further information or assurances, execute and deliver such additional documents, instruments, certificates and conveyances, and take all such other actions and do such other things, as may be necessary or appropriate in the sole opinion the Company to consummate the Offering as contemplated by this Agreement and carry out the provisions of the Note and this Agreement and to give effect to the transactions contemplated hereby and thereby.

6.14 Counterparts; Facsimile. This Agreement may also be executed and delivered by facsimile signature or by email in portable document format in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

{Signature page follows}

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first set forth above.

Veea Inc.

By:
Name:
Title:

{Signature Page to Note Purchase Agreement}

{INVESTOR SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT}

IN WITNESS WHEREOF, the undersigned Investor has caused this Note Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name(s) of Investor:

Signature of Authorized Signatory of Investor:

Name of Authorized Signatory:

Title of Authorized Signatory:

Loan Amount:$

Address for Notice to Investor:

Attention:

Email:

Telephone No.:

Address for Delivery of Note to Investor (if not same as address for notice):

Investor status (mark one): ☐ U.S. investor ☐ Non-U.S. investor

EIN Number:

{Signature Page to Note Purchase Agreement}

Exhibit A
Form of Note

See attachment.

A-1

Exhibit B
Form of Investor Lock-Up Agreement

See attachment.

B-1

Exhibit C
Accredited Investor Questionnaire

Capitalized terms used and not defined in this Exhibit C shall have the meanings given in the Note Purchase Agreement to which this Exhibit C is attached.

The undersigned represents and warrants that the undersigned is an “accredited investor” (an “Accredited Investor”) as such term is defined in Rule 501(a) of Regulation D under Securities Act, for one or more of the reasons specified below (please check all boxes that apply):

_______	(i)	A natural person whose net worth, either individually or jointly with such person’s spouse or spousal equivalent, at the time of Investor’s purchase, exceeds $1,000,000;

The term “net worth” means the excess of total assets over total liabilities (including personal and real property, but excluding the estimated fair market value of Investor’s primary home). For the purposes of calculating joint net worth with the person’s spouse or spousal equivalent, joint net worth can be the aggregate net worth of Investor and spouse or spousal equivalent; assets need not be held jointly to be included in the calculation. There is no requirement that securities be purchased jointly. A spousal equivalent means a cohabitant occupying a relationship generally equivalent to a spouse.

_______	(ii)	A natural person who had an individual income in excess of $200,000, or joint income with Investor’s spouse or spousal equivalent in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year;

In determining individual “income,” Investor should add to Investor’s individual taxable adjusted gross income (exclusive of any spousal or spousal equivalent income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

_______	(iii)	A director or executive officer of the Company;

_______	(iv)	A natural person holding in good standing with one or more professional certifications or designations or other credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status;

The SEC has designated the General Securities Representative license (Series 7), the Private Securities Offering Representative license (Series 82) and the Licensed Investment Adviser Representative (Series 65) as the initial certifications that qualify for accredited investor status.

_______	(v)	A natural person who is a “knowledgeable employee” as defined in Rule 3c-5(a)(4) under the Investment Company Act of 1940 (the “Investment Company Act”), of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in Section 3 of the Investment Company Act, but for the exclusion provided by either Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act;

_______	(vi)	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

_______	(vii)	A broker or dealer registered pursuant to Section 15 of the Exchange Act;

_______	(viii)	An investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 (the “Investment Advisers Act”) or registered pursuant to the laws of a state, or an investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Investment Advisers Act;

C-1

_______	(ix)	An insurance company as defined in Section 2(13) of the Exchange Act;

_______	(x)	An investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of that Act;

_______	(xi)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

_______	(xii)	A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act;

_______	(xiii)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state, or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_______	(xiv)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_______	(xv)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_______	(xvi)	An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or a corporation, business trust, partnership, or limited liability company, or any other entity not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

_______	(xvii)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

_______	(xviii)	A “family office” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act with assets under management in excess of $5,000,000 that is not formed for the specific purpose of acquiring the securities offered and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

C-2

_______	(xix)	A “family client” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, of a family office meeting the requirements set forth in (xviii) and whose prospective investment in the issuer is directed by a person from a family office that is capable of evaluating the merits and risks of the prospective investment;

_______	(xx)	A “qualified institutional buyer” as defined in Rule 144A under the Securities Act;

_______	(xxi)	An entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000; and/or

_______	(xxii)	An entity in which all of the equity owners qualify as an accredited investor under any of the above subparagraphs.

_______	(xxiii)	Investor does not qualify under any of the investor categories set forth in (i) through (xxi) above.

2.1	Type of Investor. Indicate the form of entity of Investor:

☐ Individual	☐ Limited Partnership
☐ Corporation	☐ General Partnership
☐ Revocable Trust	☐ Limited Liability Company
☐ Other Type of Trust (indicate type):	________________________________
☐ Other (indicate form of organization):	________________________________

2.2.1	If Investor is not an individual, indicate the approximate date Investor entity was formed: _____________________.

2.2.2	If Investor is not an individual, initial the line below which correctly describes the application of the following statement to Investor’s situation: Investor (x) was not organized or reorganized for the specific purpose of acquiring the Securities and (y) has made investments prior to the date hereof, and each beneficial owner thereof has and will share in the investment in proportion to his or her ownership interest in Investor.

                        True

                        False

If the “False” line is initialed, each person participating in the entity will be required to fill out a Note Purchase Agreement.

Investor:

Investor Name:

By:
Signatory Name:
Signatory Title:

Date: _____ __, 2025

C-3